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                                                                    EXHIBIT 99.1

          FISCAL 2000 AMEX $20 TO $40 MILLION CAPITALIZATION PEER GROUP

     The peer group is comprised of American Stock Exchange non-financial companies with a market value between $20 and 40 million. The only companies meeting this criteria for fiscal 2000 are the following:

5TH AVENUE CHANNEL CORP         AVTEAM INC CL A                 CARBIDE/GRAPHITE GRP INC
ABLE TELECOM HOLDING CP         AXCESS INC                      CARDIMA INC
ACME ELECTRIC CORP              AZCO MINING INC                 CARIBINER INTERNAT INC
ACRODYNE COMMUNICATIONS         BALDWIN PIANO & ORGAN CO        CARMEL CONTAINER SYSTEM
ACTIONPOINT INC                 BALDWIN TECHNOLOGY INC A        CARRINGTON LABS INC
ADAM.COM INCORPORATED           BALLANTYNE OF OMAHA INC         CASH TECHNOLOGIES INC
ADAMS GOLF INC                  BAYOU STEEL CORP                CASTLE ENERGY CORPORATN
ADVANCED MACHINE VSN CP         BEAUTICONTROL COSMETICS         CATALINA LIGHTING INC
ADVANCED PHOTONIX CL A          BELL INDUSTRIES INC             CAVALIER HOMES INC
ADVANCED TECHNICAL PROD.        BENGUET CORP CL B               CELLULAR TECHNICAL SVCS
ADVANTAGE MARKETING SYS         BENIHANA INC CL A               CEM CORP
AEROSONIC CORP                  BERNARD CHAUS INC               CENTRAL EUROPEAN MEDIA
AEROVOX INC                     BIGMAR INC                      CENTURY CASINOS INC
AFFINITY TECHNOLOGY GRP         BIO-LOGIC SYSTEMS CORP          CFC INTERNATIONAL INC
AIR METHODS CORP                BIO-VASCULAR INC                CFI PROSERVICES INC
ALCIDE CORP                     BIONUTRICS INC                  CHAMPION INDUSTRIES INC
ALDILA INC                      BIONX IMPLANTS INC              CHECK TECHNOLOGY CORP
ALLIED HEALTHCARE PROD          BIORELIANCE CORP                CHENIERE ENERGY INC
ALLIED PRODUCTS CORP            BIRMINGHAM UTILITIES INC        CHICAGO RIVET & MACHINE
ALLIED RESEARCH CORP            BLACK HAWK GAM & DEV CO         CHILDREN'S COMPREHEN SVC
ALPHANET SOLUTIONS INC          BLUE DOLPHIN ENERGY CO          CHILDTIME LEARNING CTR
ALTERNATIVE RESOURCES           BLUEFLY INC                     CHINA YUCHAI INT LTD
AMERICAN BIO MEDICA CORP        BOLT TECHNOLOGY CORP            CLEAN HARBORS INC
AMERICAN HEALTHWAYS INC         BON-TON STORES INC              CLINICHEM DEV INC CLA
AMERICAN HOMESTAR CORP          BOSTON BIOMEDICA INC            COBRA ELECTRONICS CORP
AMERICAN SCIENCE & ENGR         BOSTON CELTICS LP               CODA MUSIC TECHNOLOGY
AMERICAN VANGUARD CORP          BOWL AMERICA INC A              COLUMBUS ENERGY CORP
AMERICAN WAGERING INC           BOWLIN OUTDOOR ADV & TRA        COMFORCE CORP
AMERIGON INC CL A               BRANDERA.COM INC                COMPUTER CONCEPTS CORP
AML COMMUNICATIONS INC          BRASS EAGLE INC                 COMSHARE INC
AMPLIDYNE INC                   BRIDGESTREET ACCOMM INC         CONGOLEUM CORP
AMSURG CORP CL B                BROWN & SHARPE MFG CO A         CONRAD INDUSTRIES INC
ANALYTICAL SURVEYS INC          BUFETE INDUSTRIAL               CONSOLIDTD WATER CO INC
ANDERSEN GROUP INC              BUSINESS RESOURCE GROUP         CONSORCIO G GRUPO DINA
AQUIS COMMUNICATIONS GRP        C2 INC                          CONTINENTAL MATERIALS CP
ARI NETWORK SERVICES INC        C3 INC                          CORRPRO COMPANIES
ARK RESTAURANTS CORP            CABLETEL COMMUNICATIONS         COVOL TECHNOLOGIES INC
ASI SOLUTIONS INC               CACHE INC                       CRAFTMADE INTERNAT INC
ASTRO-MED INC                   CALTON INC                      CREDIT MNGMT SLTNS INC
ATEC GROUP INC                  CAMPBELL RESOURCES INC          CRITICARE SYSTEMS INC
ATLANTIC PREMIUM BRANDS         CANDIES INC                     CROSSWALK.COM INC
ATRION CORPORATION              CANTEL MEDICAL CORP.            CSP INC
AULT INC                        CANTERBURY INFO TECH INC        CYANOTECH CORP
AUTOIMMUNE INC                  CANTERBURY PARK HLDG CP         CYBEX INTERNAT
AVIATION GENERAL INC            CAPITAL PACIFIC HOLDINGS        D&K HEALTHCARE RES INC


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
DALLAS GOLD & SILVER EX         ELLETT BROTHERS INC             GART SPORTS COMPANY
DAOU SYSTEMS INC                ELTEK LTD                       GENERAL BEARING CORP
DARLING INTERNATIONAL           EMERITUS CORP                   GENERAL CHEMICAL GROUP
DATA DIMENSIONS INC             EMERSON RADIO CORP              GENERAL EMPLOYMENT ENT
DATA I/O CORP                   EMPIRE RESOURCES INC            GENESEE CORP CL B
DATA RESEARCH ASSOCS INC        ENDOREX CORPORATION             GENESIS HEALTH VENTURES
DATA SYSTEMS & SOFTWARE         ENERGY BIOSYSTEMS CORP          GENSYM CORP
DATRON SYSTEMS INC              ENERGY SEARCH INC               GIGA-TRONICS INC
DECKERS OUTDOOR CORP            ENERGY WEST INC                 GLACIER WATER SERVICES
DELIA'S INC                     ENGEL GENERAL DVLPRS LTD        GLOBAL PAYMENT TECH INC
DELTA NATURAL GAS CO INC        ENGINEERING MEASUREMENTS        GLOBAL TECHNOVATIONS INC
DELTA PETROLEUM CORP            ENLIGHTEN SOFTWARE SOL          GOLDCORP INC CL B
DEPOMED INC                     EQUINOX SYSTEMS INC             GOLDEN ENTERPRISES INC
DESIGNS INC                     EQUITY OIL CO                   GOLDEN STAR RESOURCES
DEVCON INTERNAT CORP            ESCALADE INC                    GOODRICH PETROL CORP
DIEDRICH COFFEE                 ESENJAY EXPLORATION INC         GOVERNMENT TECHNOL SVC
DIEHL GRAPHSOFT INC             ESKIMO PIE CORP                 GRISTEDES FOODS INC
DIGITAL LAVA INC                EUROPEAN MICRO HOLDINGS         GROW BIZ INTERNAT INC
DISC GRAPHICS INC               EVANS SYSTEMS INC               GUNDLE/SLT ENVIRONMENTAL
DISPATCH MANAGEMENT SRVC        EVEREST MEDICAL CORP            GZA GEOENVIRON TECH
DISPLAY TECHNOLOGIES INC        EZCORP INC CL A                 H.T E. INC
DOCUMENT SCIENCES CORP          FAMOUS DAVE'S OF AMERICA        HALSEY DRUG CO
DOMINION HOMES INC              FANSTEEL INC                    HAMPSHIRE GROUP LTD
DRUG EMPORIUM INC               FARO TECHNOLOGIES INC           HANSEN NATURAL CORP
DRYPERS CORP                    FEATHERLITE INC                 HASTINGS ENTERTAINMENT
DSG INTERNATIONAL LTD           FIBERSTARS INC                  HATHAWAY CORP
DSI TOYS INC                    FIRST PRIORITY GROUP INC        HAWKER PACIFIC AEROSPACE
DUNN COMPUTER CORP              FIRSTWAVE TECHNOLOGIES          HEALTH SYSTEMS DESIGN CP
DYNAMEX INC                     FISCHER IMAGING CORP            HEALTHGRADES.COM INC
DYNAMIC HEALTHCARE TECH         FLORSHEIM GROUP INC             HECTOR COMMUNICATIONS
DYNAMIC OIL & GAS INC           FOILMARK INC                    HI-TECH PHARMACAL CO INC
E COM VENTURES INC              FOOD TECHNOLOGY SERVICE         HOLIDAY RV SUPERSTORES
E-Z EM INC CL A                 FOODARAMA SUPERMARKETS          HOLT'S CIGAR HLDINGS INC
EAGLE POINT SOFTWARE CP         FRANKLIN TELECOMM CORP          HOME STAKE OIL & GAS CO
EAGLE SUPPLY GROUP INC          FRESH CHOICE INC                HOMELAND HOLDING CORP
EASYRIDERS INC                  FRIEDMAN INDUSTRIES INC         HOMETOWN AUTO RETAIL CLA
ECC INTERNATIONAL CORP          FRIENDLY ICE CREAM CORP         HORIZON HEALTH CORP
ECO SOIL SYSTEMS INC            FRISBY TECHNOLOGIES INC         HORIZON MEDICAL PRODUCTS
ECOGEN INC                      FRONTIER ADJUSTR OF AMER        HOTELWORKS.COM
ECOLOGY & ENVIRONMENT A         FUEL TECH N.V.                  HOWTEK INC
EDISON CONTROL CORP             FURR'S RESTAURANTS INC          HUFFY CORP
EFAX.COM                        G-III APPAREL GROUP INC         HUNTCO INC CL A
EFTC CORPORATION                GALAGEN INC                     HURCO COMPANIES INC
ELAMEX S.A. DE C.V. CL 1        GALEY & LORD INC                I.I.S. INTELLIG INFO SYS
ELCOTEL INC                     GARDENBURGER INC                IBS INTERACTIVE INC


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
ICO INC                           KMG CHEMICALS INC.                MEDSTONE INTERNAT INC
ICTS INTERNATIONAL NV             KOSS CORP                         MEDTOX SCIENTIFIC
IENTERTAINMENT NETWORK            KUSHNER-LOCKE CO                  MEDWAVE INC
IFS INTERNATIONAL INC             L.B. FOSTER CO CL A               MER TELEMANAGEMENT SLTNS
IMAGE SENSING SYSTEMS             LA BARGE INC                      MERCURY AIR GROUP INC
IMPRESO.COM INC                   LACROSSE FOOTWEAR INC             MERIT MEDICAL SYSTEMS
INDIVIDUAL INVESTOR GRP           LANCER CORP                       MERRILL MERCHANTS BANCSH
INDUSTRIAL DISTR GRP INC          LANDAIR CORPORATION               MERRIMAC INDUSTRIES INC
INNODATA CORPORATION              LASER POWER CORP                  METHODE ELECTRONICS CL B
INSIGHT HEALTH SERVICES           LASER-PACIFIC MEDIA CORP          METRETEK TECHOLOGIES INC
INSIGNIA SYSTEMS INC              LASERSCOPE                        MFRI INC
INTEG INCORPORATED                LECHTERS INC                      MICRONETICS WIRELESS INC
INTEGRATED SURGICAL SYS           LEISUREPLANET HLDGS LTD           MICROS-TO-MAINFRAMES INC
INTELLICORP INC                   LIFEMARK CORPORATION              MINUTEMAN INTERNAT INC
INTELLIGENT SYSTEMS CORP          LIFEWAY FOODS INC                 ML MACADAMIA ORCHARDS
INTERIORS INC CL A                LIQUIDATION WORLD INC             MOCON INC
INTERNAT AIRCRAFT INVS            LJ INTERNAT INC                   MOMENTUM BUSINESS APPS A
INTERNAT ISOTOPES INC             LMI AEROSPACE INC                 MONARCH DENTAL CORP
INTERWEST HOME MEDICAL            LOGIC DEVICES INC                 MOORE MEDICAL CORP
INTRENET INC                      LOWRANCE ELECTRONICS INC          MORTON INDUSTRIAL GP CLA
INVIVO CORPORATION                LUMISYS INC                       MOSSIMO INC
IOMED INC                         LUND INTERNAT HOLDINGS            MOTHERS WORK INC
ISCO INC                          LYNCH CORP                        MOTOR CARGO INDUSTRIES
ITEQ INC                          MAC-GRAY CORP                     MOUNTAIN PROVINCE MINING
J ALEXANDER'S CORP                MADE2MANAGE SYSTEMS INC           MULTIMEDIA GAMES INC
JACOBSON STORES INC               MAGAL SECURITY SYSTEMS            NAM CORPORATION
JANUS HOTELSANDRESORTS            MAGELLAN PETROLEUM CORP           NASTECH PHARMACEUTICALS
JENKON INTERNATIONAL INC          MAIN STREET & MAIN INC            NATHAN'S FAMOUS INC
JENNY CRAIG                       MAINE PUBLIC SERVICE CO           NATIONAL HOME HLTH CARE
JLM INDUSTRIES INC                MANATRON INC                      NATIONAL RESEARCH CORP
JOHN Q. HAMMONS HOTELS            MANCHESTER EQUIPMENT CO           NATIONAL SECURITY GROUP
JOHN SANFILIPPO & SON             MANSUR INDUSTRIES INC             NATIONAL TECHNICAL SYSTS
JOHNSTON INDUSTRIES INC           MARGO CARIBE INC                  NEOGEN CORP
JOS A BANK CLOTHIERS              MARKETING SPECIALISTS CP          NESCO INCORPORATED
JPS INDUSTRIES INC                MATEC CORP                        NETSMART TECHNOLOGIES
JUDGE.COM INCORPORATED            MATHSOFT INC                      NETWORK COMPUTING DEVICE
K-TEL INTERNAT INC                MAX & ERMA'S RESTAURANT           NEW BRUNSWICK SCIENTIFIC
K-TRON INTERNAT INC               MAXCO INC                         NEW WORLD COFF-MNHTN BGL
KCS ENERGY INC                    MAXICARE HEALTH PLANS             NEXTHEALTH INC
KESTREL ENERGY INC                MCCLAIN INDUSTRIES INC            NEXUS TELOCATION SYSTEMS
KEVCO INC                         MCLAREN PERFORMANCED TEC          NIAGARA CORPORATION
KEWAUNEE SCIENTIFIC CORP          MECHANICAL DYNAMICS INC           NMT MEDICAL INCORPORATED
KEY TECHNOLOGY INC                MEDICAL ACTION IND INC            NOBILITY HOMES INC
KEY TRONICS CORP                  MEDICAL ALLIANCE INC              NOODLE KIDOODLE INC
KLLM TRANSPORT SVCS INC           MEDICALCONTROL INC                NORTH FACE INC (THE)


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
NORTHERN TECHNOLOGY               POLYVISION CORP                   SCHUFF STEEL CO
NORTHSTAR COMPUTER FORMS          POORE BROTHERS INC                SECURITY ASSOC INTL INC
NOTIFY TECHNOLOGY CORP            POWERCERV CORPORATION             SED INTERNAT HLDNGS INC
NOVATEL INC                       PPT VISION INC                    SEEC INC
ODWALLA INC                       PREMIUMWEAR INC                   SELAS CORP OF AMERICA
OEC COMPRESSION CORP              PRIMESOURCE CORPORATION           SENECA FOODS CORP CL B
OMNI ENERGY SERVICES CP           PROFESSIONAL TRANSP GRP           SENSORY SCIENCE CORP
OMTOOL LTD                        PROGEN INDUSTRIES LTD             SENTO CORPORATION
ON-SITE SOURCING INC              PROMEDCO MANAGEMENT CO            SERACARE INC
ONE PRICE CLOTHING STORE          PROVIDENCE & WORCESTR RR          SHARED TECHNOL CELLULAR
OPINION RESEARCH CORP             PROXYMED INC                      SHOLODGE INC
OPTA FOOD INGREDIENTS             PRT GROUP INC                     SHONEY'S INC
OPTISYSTEMS SOLUTIONS             PUBCO CORP                        SIFCO INDUSTRIES INC
ORBIT/FR INC                      PURE WORLD INC                    SIGA PHARMACEUTICALS INC
ORLEANS HOMEBUILDERS INC          PVC CONTAINER CORP                SIGNAL APPAREL COMPANY
ORYX TECHNOLOGY CORP              Q.E.P. CO INC                     SILICOM LTD
OSTEX INTERNAT INC                QUESTCOR PHARMACEUTICALS          SILVER STANDARD RESOURCE
OUTLOOK GROUP CORP                QUIPP INC                         SIMON TRANSPORT SVCS CLA
P & F INDUSTRIES CL A             R&B INC                           SIMULA INC
PALATIN TECHNOLOGIES INC          R.G. BARRY CORP                   SMARTIRE SYSTEMS INC
PALOMAR MEDICAL TECH              RADA ELECTRONIC INDS LTD          SMC CORP
PAMECO CORP                       RANDGOLD&EXP CO LTD ADS           SOCRATES TECHS CORP
PAR TECHNOLOGY CORP               RAYTEL MEDICAL CORP               SONESTA INTERNAT HOTELS
PARAGON TECHNOLOGIES INC          REEDS JEWELERS INC                SONUS PHARM INC
PARALLEL PETROLEUM CORP           REHABILICARE INC                  SOUND ADVICE INC
PARLUX FRAGRANCES INC             RELIABILITY INC                   SPARTON CORP
PATHWAYS GROUP INC                RF INDUSTRIES LTD                 SPINNAKER INDUSTRIES INC
PATRICK INDUSTRIES INC            RGC RESOURCES INC                 SPORT CHALET INC
PAUL HARRIS STORES INC            RICHMONT MINES INC                SPORT SUPPLY GROUP INC
PAUL MUELLER COMPANY              RIDDELL SPORTS INC                SSE TELECOM INC
PEERLESS MANUFACTURING            RIGHT START INC., THE             STAKE TECHNOL LTD
PENDARIES PETROLEUM LTD           RIVIERA HOLDINGS CORP             STANDARD AUTOMOTIVE CORP
PENTACON INC                      ROCK OF AGES CORP                 STARCRAFT CORP
PERCEPTRON INC                    ROCKY SHOES & BOOTS INC           STERILE RECOVERIES INC
PERMA-FIX ENVIRON SVC             ROSS SYSTEMS INC                  STM WIRELESS INC CL A DE
PETROLEUM HELICOPTER NV           ROTONICS MANUFACTURING            STRATASYS INC
PETROLEUM HELICOPTER VTG          ROY F. WESTON INC CL A            STRATESEC INC
PHAR-MOR INC                      RURAL/METRO CORP                  STV GROUP
PHOENIX INTERNAT LTD INC          S&K FAMOUS BRANDS INC             SUNRISE INTERNAT LEASING
PHOTOELECTRON CORP                SAF T LOK INC                     SUNSHINE MIN & REFIN
PICCADILLY CAFETERIAS             SAMES CORPORATION                 SUNSOURCE INC
PIZZA INN INC                     SARATOGA BEVERAGE GRP A           SUPER VISION INTERNAT A
PLC SYSTEMS INC                   SAUCONY INC CL A                  SUPREMA SPECIALTIES INC
PMR CORP                          SCHEID VINEYARDS INC CLA          SURGE COMPONENTS INC
POLYDEX PHARMACEUTICALS           SCHMITT INDUSTRIES INC            SYMBOLLON CP CL A


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
TAB PRODUCTS CO                   TRANSPRO INC                      VENTURE CATALYST INC
TAG-IT PACIFIC INC                TRANSWORLD HEALTHCRE INC          VERAMARK TECHNOLOGIES
TAITRON COMPONENTS CL A           TRAVIS BOATS&MOTORS INC           VERMONT PURE HOLDINGS
TANDY BRANDS ACCESSORIES          TRIDENT ROWAN GROUP INC           VERMONT TEDDY BEAR CO
TANDYCRAFTS INC                   TRIMARK HOLDINGS INC              VIDEO DISPLAY CORP
TATNEFT ADS                       TRIMEDYNE INC                     VIDEOLABS INC
TBA ENTERTAINMENT CORP            TRM CORPORATION                   VIEW TECH INC
TCI INTERNAT INC                  TSR INC                           VIRTUALFUND.COM INC
TEAM AMERICA CORP                 U.S. ENERGY SYSTEMS INC           VISION SCIENCES INC
TEAM INC                          U.S. LIME & MINERALS INC          VITRAN CORPORATION
TEAMSTAFF INC                     U.S. PHYSICAL THERAPY             VIZACOM INC
TECH-OPS SEVCON INC               UBICS INC                         VULCAN INTERNAT CORP
TECHNICAL CHEM & PROD             UNICOMP INC                       WACKENHUT CORP CL A, THE
TEKNOWLEDGE CORPORATION           UNITED GUARDIAN INC               WEBCO INDUSTRIES INC
TELEX CHILE SA ADS                UNIVERSAL STAIN & ALLOY           WEGENER CORP
TEXOIL INC                        UROCOR INC                        WESTERN PWR & EQUIPMENT
THOUSAND TRAILS INC               US OFFICE PRODUCT CO              WHITMAN EDUCATION GROUP
TII INDUSTRIES INC                US WATS INC                       WILLIAMS CONTROLS INC
TITAN MOTORCYCLE OF AMER          USA BIOMASS CORPORATION           WILSHIRE OIL CO OF TX
TOKHEIM CORP                      USA DETERGENTS INC                WISER OIL COMPANY, THE
TOP IMAGE SYSTEMS LTD             USABANCSHARES.COM INC             XATA CORP
TORCH ENERGY ROY TR               USOL HOLDINGS INC                 XETEL CORPORATION
TOREADOR ROYALTY CORP             UTILX CORP                        YORK GROUP INC., THE
TOTAL ENTERTAINMENT REST          VALLEY MEDIA INC                  YORK RESEARCH CORP
TOWNE SERVICES INC                VALLEY NATIONAL GASES             ZEVEX INTERNAT INC
TOYMAX INTERNAT INC               VARIFLEX INC                      ZINDART LIMITED ADR
TRANSPORTATION COMPONENT          VDC COMMUNICATIONS INC            ZMAX CORP